EXHIBIT 99.1

Investors Title Company Announces Second Quarter 2007 Results

CHAPEL HILL, N.C., Aug. 7, 2007 (PRIME NEWSWIRE) -- J. Allen Fine, Chairman of Investors Title Company (Nasdaq:ITIC), announced that for the second quarter ended June 30, 2007, the Company reported net income of $1,154,149, a decrease of 73.3% compared with $4,315,537 for the same three-month period in 2006. Net income per diluted share equaled $0.46, a decrease of 72.6% compared with $1.68 per diluted share in the same period last year. Net premiums written decreased 2.6% to $18,626,179, investment income increased 22.9% to $1,271,755 and revenues decreased 4.4% to $22,107,533 compared with the prior year period.

For the six-month period ended June 30, 2007, the Company reported net income of $3,476,363, a decrease of 51.7%, compared with $7,190,478 for the same six-month period in 2006. Diluted earnings per share were $1.38, a decrease of 50.5% compared with $2.79 for the same six-month ended period in 2006. Net premiums written decreased 0.9% to $35,418,721, investment income increased 22.3% to $2,481,362 and revenues decreased 2.0% to $42,441,302 compared with the prior year.

Chairman Fine added, "Net income was significantly impacted by an increase in the provision for claims resulting from the occurrence of two large fraud claims. Revenues in the title segment held up relatively well given ongoing weakness in real estate transaction volume and mortgage originations. The exchange services segment experienced a decline in revenue related to a decrease in demand and interest income earned on exchange funds. Commissions to agents were higher due to an increase in agency premiums."

"We are pleased to see some relative strength in revenue in our title segment given the soft conditions in the housing market," Fine continued, "and will continue to direct our efforts toward managing operations during a softening period for real estate activity."

Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. The Company also provides services in connection with tax-deferred exchanges of like-kind property and investment management services to individuals, companies, banks and trusts.

The Investors Title Company logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=3951

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include any predictions regarding activity in the U.S. real estate market. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

                      Investors Title Company and Subsidiaries
                        Consolidated Statements of Income
                             June 30, 2007 and 2006
                                     (Unaudited)

                         For The Three              For The Six
                         Months Ended              Months Ended
                           June 30                    June 30
                    ------------------------  ------------------------
                       2007         2006         2007         2006
                       ----         ----         ----         ----
 Revenues:
  Underwriting
   income:
   Premiums Written $18,715,760  $19,222,175  $35,590,737  $35,968,444
   Less-premiums
    for reinsurance
    ceded                89,581       98,584      172,016      213,227
                    -----------  -----------  -----------  -----------
    Net premiums
     written         18,626,179   19,123,591   35,418,721   35,755,217
   Investment
    income-interest
    and dividends     1,271,755    1,034,696    2,481,362    2,028,750
   Net realized gain
   (loss) on sales
   of investments       200,023      (17,190)     366,203      544,457
   Exchange services
    revenue             870,083    1,908,357    2,115,562    2,936,089
   Other              1,139,493    1,077,167    2,059,454    2,040,956
                    -----------  -----------  -----------  -----------
    Total Revenues   22,107,533   23,126,621   42,441,302   43,305,469
                    -----------  -----------  -----------  -----------

 Operating Expenses:
  Commissions to
   agents             7,733,004    7,289,322   14,578,292   13,572,718
  Provision for
   claims             4,352,005    2,030,412    6,161,438    3,885,691
  Salaries, employee
   benefits and
   payroll taxes      5,091,139    4,917,022   10,365,514    9,922,869
  Office occupancy
   and operations     1,452,901    1,266,042    2,889,024    2,731,355
  Business
   development          556,734      547,505    1,079,916    1,053,163
  Filing fees and
   taxes, other
   than payroll
   and income           126,455      142,850      291,668      293,708
  Premium and
   retaliatory taxes    395,262      328,542      837,182      670,610
  Professional and
   contract labor
   fees                 826,140      737,534    1,471,150    1,325,156
  Other                 278,744      222,885      500,755      441,751
                    -----------  -----------  -----------  -----------
    Total Operating
     Expenses        20,812,384   17,482,114   38,174,939   33,897,021
                    -----------  -----------  -----------  -----------
 Income Before
  Income Taxes        1,295,149    5,644,507    4,266,363    9,408,448
                    -----------  -----------  -----------  -----------
 Provision For
  Income Taxes          141,000    1,328,970      790,000    2,217,970
                    -----------  -----------  -----------  -----------
 Net Income         $ 1,154,149  $ 4,315,537  $ 3,476,363  $ 7,190,478
                    ===========  ===========  ===========  ===========
 Basic Earnings Per
  Common Share      $      0.46  $      1.70  $      1.40  $      2.83
                    ===========  ===========  ===========  ===========
 Weighted Average
  Shares Outstanding
  - Basic             2,484,874    2,537,883    2,491,955    2,543,475
                    ===========  ===========  ===========  ===========
 Diluted Earnings
  Per Common Share  $      0.46  $      1.68  $      1.38  $      2.79
                    ===========  ===========  ===========  ===========
 Weighted Average
  Shares Outstanding
   - Diluted          2,518,206    2,572,062    2,526,844    2,578,743
                    ===========  ===========  ===========  ===========

                     Investors Title Company and Subsidiaries
                            Consolidated Balance Sheets
                     As of June 30, 2007 and December 31, 2006
                                     (Unaudited)

                                              June 30,    December 31,
                                                2007          2006
                                            ------------  ------------
 Assets
  Investments in securities:
   Fixed maturities:
    Held-to-maturity, at amortized cost     $  1,194,304  $  1,195,617
    Available-for-sale, at fair value        105,281,130   101,954,292
   Equity securities, available-for-sale at
    fair value                                13,492,236    12,495,923
   Short-term investments                      1,733,603     4,460,911
   Other investments                           1,736,647     1,473,303
                                            ------------  ------------
     Total investments                       123,437,920   121,580,046

  Cash and cash equivalents                    3,169,702     3,458,432

  Premiums and fees receivable, net            7,901,074     6,693,706
  Accrued interest and dividends               1,303,050     1,336,790
  Prepaid expenses and other assets            1,554,422     1,479,366
  Property acquired in settlement of claims      312,038       303,538
  Property, net                                5,650,209     6,134,304
  Deferred income taxes, net                   3,388,953     2,530,196
                                            ------------  ------------

     Total Assets                           $146,717,368  $143,516,378
                                            ============  ============

 Liabilities and Stockholders' Equity
 Liabilities:
  Reserves for claims                       $ 40,560,000  $ 36,906,000
  Accounts payable and accrued liabilities     9,062,960    10,537,992
  Commissions and reinsurance payables           277,052       470,468
  Current income taxes payable                   185,879       326,255
                                            ------------  ------------
     Total liabilities                        50,085,891    48,240,715
                                            ------------  ------------

 Stockholders' Equity:
  Common stock - no par value (shares
   authorized 10,000,000; 2,483,415 and
   2,507,325 shares issued and outstanding
   2007 and 2006, respectively, excluding
   291,676 shares for 2007 and 2006 of
   common stock held by the Company's
   subsidiary)                                         1             1
  Retained earnings                           93,960,059    92,134,608
  Accumulated other comprehensive income       2,671,417     3,141,054
                                            ------------  ------------
     Total stockholders' equity               96,631,477    95,275,663
                                            ------------  ------------

 Total Liabilities and Stockholders' Equity $146,717,368  $143,516,378
                                            ============  ============

                    Investors Title Company and Subsidiaries
                          Net Premiums Written By State
                             June 30, 2007 and 2006
                                   (Unaudited)

                     For the Three Months       For the Six Months
                            Ended                     Ended
                           June 30                   June 30
                   ------------------------  ------------------------
 State                 2007         2006         2007         2006
 ------------------------------------------ -------------------------
 Alabama           $   151,318  $   330,545  $   290,678  $   574,181
 Florida               461,498      327,956    1,290,045      606,291
 Illinois              460,531      280,013      849,488      527,908
 Kentucky              675,454      583,539    1,225,144    1,157,037
 Maryland              310,321      407,905      597,192      781,674
 Michigan              798,861      881,521    1,578,186    1,758,830
 Minnesota             150,535      304,900      269,217      642,069
 Mississippi           271,235      167,225      535,077      301,677
 Nebraska              203,768      197,136      377,092      331,446
 New York              658,675      709,195    1,165,434    1,212,791
 North Carolina      9,218,284    9,773,452   17,131,757   18,214,934
 Pennsylvania          406,236      410,595      732,890      726,507
 South Carolina      1,857,204    1,536,781    3,573,604    2,938,854
 Tennessee             732,461      614,769    1,381,851    1,281,092
 Virginia            1,572,652    1,897,939    3,133,156    3,572,042
 West Virginia         545,827      640,423    1,013,752    1,095,841
 Other                 236,163      158,281      434,507      238,844
                   -----------  -----------  -----------  -----------
  Direct Premiums   18,711,023   19,222,175   35,579,070   35,962,018
 Reinsurance Assumed     4,737         --         11,667        6,426
 Reinsurance Ceded     (89,581)     (98,584)    (172,016)    (213,227)
                   -----------  -----------  -----------  -----------
  Net Premiums
   Written         $18,626,179  $19,123,591  $35,418,721  $35,755,217
                   ===========  ===========  ===========  ===========

                     Investors Title Company and Subsidiaries
                    Net Premiums Written By Branch and Agency
                             June 30, 2007 and 2006
                                      (Unaudited)

          For The Three Months Ended       For The Six Months Ended
                   June 30                         June 30
        ------------------------------- --------------------------------
            2007%     2006%     2007%     2006%
        ------------------------------- --------------------------------
 Branch $ 7,907,600  42 $ 9,004,581  47 $15,040,911  42 $16,730,965  47

 Agency  10,718,579  58  10,119,010  53  20,377,810  58  19,024,252  53
        ------------------------------- --------------------------------

 Total  $18,626,179 100 $19,123,591 100 $35,418,721 100 $35,755,217 100
        =============================== ================================

CONTACT:  Investors Title Company
          Elizabeth B. Lewter
          (919) 968-2200